SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549






                                       FORM 8-K
                                    CURRENT REPORT





        Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934




                         Date of Report:  December 20, 1994




                                INTEL CORPORATION
              (Exact name of registrant as specified in its charter)




          Delaware                      0-6217                  94-1672743
   (State of Incorporation)    (Commission File Number)       (IRS Employer
                                                            Identification No.)



                  2200 Mission College Blvd., Santa Clara, CA 95052
                      (Address of principal executive offices)



                                   408/765-8080
                         (Registrant's telephone number)

ITEM 5.           OTHER EVENTS.
- -------           -------------
   5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by Intel Corporation on December 20, 1994 relating to the adoption of an upon-request replacement policy on Pentium(TM) processors and a material (as yet unspecified) charge against earnings which Intel Corporation will take in the fourth quarter of its fiscal year ended December 31, 1994.


ITEM 7.           Financial Statements, Pro Forma Financial Information
- -------           and Exhibits.
                  -----------------------------------------------------
Exhibit 99.1      Press Release of Intel Corporation dated December 20, 1994

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




INTEL CORPORATION




BY:  /s/ F. Thomas Dunlap, Jr.
     -------------------------
     F. Thomas Dunlap, Jr.
     Vice President,
     General Counsel and Secretary


     December 20, 1994
     -----------------